VANGUARD
CALIFORNIA
TAX-FREE FUND

ANNUAL REPORT 1995

In this Annual Report, I am delighted to formally introduce you to John J. Brennan, who, on January 31, 1996, will assume my responsibilities as Chief Executive Officer of Vanguard California Tax-Free Fund and the other Funds in The Vanguard Group. Mr. Brennan will continue to serve as President of the Funds, and I will continue to serve as Chairman of the Board.

[FIGURE 1]

John J. Brennan       John C. Bogle


     As Chairman of all the Vanguard Funds, I want to tell you that I am enthusiastic and confident that Jack Brennan is exactly the right person to succeed me as Chief Executive Officer. To use yet another Vanguard nautical metaphor, he will be the new captain. He has the qualities of leadership, integrity, intelligence, and vision that must continue to be Vanguard's hallmark as we move toward, and then into, the 21st century.

     I know that he has these qualities, because Jack Brennan and I have been working closely together since he joined Vanguard in 1982. He is a graduate of Dartmouth College and Harvard Business School. He started as Assistant to the Chairman and, rising like a rocket, became President in 1989. While, at age 41, he may seem young, he is in fact older than I was when I became Chief Executive Officer of Vanguard's predecessor organization in 1967, at the age of 38. Most important of all, Jack is completely dedicated to the Vanguard character, and believes in our basic mission: serving solely the shareholder, free of any conflict of interest. He believes in holding our costs of operation to a minimum, and in retaining our position as the lowest-cost provider of financial services in the world. He is a true competitor, who shares Vanguard's dedication to providing highly competitive returns to our investors relative to the returns provided by other mutual funds with comparable objectives. He also believes in reporting our results to shareholders with complete candor. He has the full support of the Board of Directors and our crew, and is committed to staying the course we have set for Vanguard. You need have no doubt that the essential elements that drew you to Vanguard in the first place will remain intact.

     As for me, I expect to fill a useful, if less demanding, role as Chairman of the Board. I shall keep a watchful eye over the interests of our shareholders, our crew, and our investment policies. I shall also speak out on industry affairs, reminding all who will listen of the primacy of the interests of mutual fund shareholders. I will be readily available to provide Jack Brennan with whatever wisdom I may have acquired during my lifetime of experience in this wonderful industry and in my service as captain of Vanguard since I founded this unique organization more than two decades ago.

     In short, I'll still be around. Thank you for all your confidence in me in the past and, in advance, for your continued confidence in Vanguard under Jack Brennan's leadership.

/s/ JOHN C. BOGLE

------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-FREE FUND OFFERS THREE PORTFOLIOS THAT SEEK TO PROVIDE A HIGH LEVEL OF INCOME THAT IS EXEMPT FROM FEDERAL AS WELL AS CALIFORNIA STATE PERSONAL INCOME TAXES. THE INSURED LONG-TERM PORTFOLIO AND INSURED INTERMEDIATE-TERM PORTFOLIO INVEST PRIMARILY IN INSURED LONG-TERM AND INTERMEDIATE-TERM MUNICIPAL BONDS, RESPECTIVELY. THE MONEY MARKET PORTFOLIO SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE ALONG WITH REASONABLE CURRENT INCOME.

                               CHAIRMAN'S LETTER

DEAR SHAREHOLDER:

The 1995 fiscal year for Vanguard State Tax-Free Funds, which ended on November 30, presented a sharp contrast to fiscal 1994. During our prior fiscal year, long-term interest rates rose sharply, engendering a commensurate drop in bond prices; during our most recent fiscal year, long-term interest rates fell steadily, driving bond prices upward. In the short-term arena, tax-exempt interest rates moved lower during the 1995 fiscal year, but the yields on our State Money Market Portfolios actually edged higher.

         The net result of the turnabout in the course of long-term interest rates was greatly enhanced returns to the shareholders of our Insured Long-Term Portfolios. Given the relatively low interest rate environment that prevailed during fiscal 1995 in the tax-exempt money markets, shareholders in our various State Money Market Portfolios earned modest returns. Nonetheless, our Money Market Portfolios' returns were comfortably above the returns achieved by their respective competitive benchmarks. The detailed fiscal year results for each of our State Tax-Free Portfolios, including net asset values and dividends for the year, as well as current yields, are presented in a table at the conclusion of this letter.

         Over the past twelve months, the STATE MONEY MARKET PORTFOLIOS provided returns in the area of +3.7%. As we would expect, all of our Portfolios' net asset values remained at $1.00 per share throughout the year. The table below provides an overview of each Portfolio's twelve-month total return, as well as its yield at the beginning and the end of the fiscal year:

--------------------------------------------------------------
                       TOTAL                SEVEN-DAY
                  PRE-TAX RETURN         ANNUALIZED YIELD
                  ---------------   --------------------------
MONEY MARKET      12 MONTHS ENDED   NOV. 30,         NOV. 30,
PORTFOLIO          NOV. 30, 1995      1995              1994
--------------------------------------------------------------
CALIFORNIA             +3.7%          3.61%             3.44%
PENNSYLVANIA           +3.7           3.64              3.51
NEW JERSEY             +3.6           3.57              3.34
OHIO                   +3.8           3.71              3.47
--------------------------------------------------------------


Modest though these yields may be, they accrue to investors without taxation at either the Federal level or the state and local levels in the respective states. What's more, the yield of each Portfolio represents a nice enhancement over the yield available from comparable competitive funds. As a result of this consistent yield premium, our Portfolios' longer-term returns have exceeded those of competitive standards. In the case of the California Money Market Portfolio, shareholders have earned an average annual return of +4.1% since the Portfolio's inception in June 1987, compared to +3.8% for the average California money market fund.

         The STATE INSURED LONGER-TERM PORTFOLIOS recouped all of last year's capital losses--and then some--turning in their best overall year of performance since our first Insured Portfolios began operations in April 1986. The following table summarizes the fiscal year total returns (capital change plus income) for all of the Insured Longer-Term Portfolios. To provide some perspective on just how beneficial the falling interest rates of the past twelve months have been for holders of longer-term bonds, this table breaks down our Portfolios' total returns into their income and capital components:

----------------------------------------------------------------------
                                        INVESTMENT RETURNS
                              ----------------------------------------
                                        TWELVE MONTHS ENDED
                                         NOVEMBER 30, 1995
                              ----------------------------------------
INSURED LONGER-TERM
PORTFOLIO                         INCOME        CAPITAL         TOTAL
----------------------------------------------------------------------
CALIFORNIA
  INTERMEDIATE-TERM                +5.6%          + 8.3%        +13.9%
CALIFORNIA LONG-TERM               +6.5           +13.6         +20.1
NEW YORK LONG-TERM                 +6.4           +13.5         +19.9
PENNSYLVANIA LONG-TERM             +6.5           +12.0         +18.5
NEW JERSEY LONG-TERM               +6.4           +13.3         +19.7
OHIO LONG-TERM                     +6.4           +13.1         +19.5
FLORIDA LONG-TERM                  +6.3           +13.8         +20.1
----------------------------------------------------------------------

The generous positive capital returns exhibited in the table present a dramatic contrast to the sharply negative capital returns of one year ago. It should go without saying that, for investors in longer-term bond funds, this kind of year-to-year principal volatility

[FIGURE 2]

Average Annual Total Returns--Periods Ended November 30, 1995
------------------------------------------------------------------------
                                                                Since
                                        1 Year     5 Years    Inception*
------------------------------------------------------------------------
VANGUARD CA LONG-TERM PORTFOLIO        +20.11%      +8.70%      +8.11%
AVERAGE CA MUNICIPAL FUND              +20.37       +8.21       +7.68
LEHMAN MUNICIPAL BOND INDEX            +18.90       +8.72       +8.41

*Inception, April 7, 1986.
 Note: Past performance is not predictive of future performance.

more or less comes with the territory. With that caveat in mind, it would not be unexpected if the capital reward of fiscal 1995 were to revert to a capital penalty sooner or later in another fiscal year.

         The Portfolios' strong absolute returns of the past year also stack up pretty well relative to the results of their two most appropriate performance benchmarks: the unmanaged Lehman Municipal Bond Index and the average competitive fund in each respective state category. The chart above shows the cumulative returns earned by the California Insured Long-Term Portfolio since its inception in April 1986, compared with each of these benchmarks. The lifetime results for the Insured Intermediate-Term Portfolio are presented on page 5.

         You will note that the +8.1% annualized return for the California Insured Long-Term Portfolio was a bit ahead of the +7.7% return for the average California insured municipal fund. Despite our emphasis on high quality and our reliance on the extra credit safety of insured bonds, our cost advantage carried the day. However, our return fell shy of the +8.4% return for the Lehman Municipal Bond Index. The California Insured Intermediate-Term Portfolio achieved a return of +7.6%, well ahead of the +6.6% return of its average competitor, but well behind the longer maturity Lehman Municipal Bond Index. As you know, this Index is a tough standard for all state tax-free funds, given that it exists in a world devoid of fund operating expenses and transaction costs. While we endeavor to exceed this Index standard after our expenses, doing so on a consistent basis may prove to be a large challenge.

THE FISCAL YEAR IN REVIEW

Above all, fiscal 1995 can be viewed as a year of recovery in the bond market. On balance for the fiscal year, the yield on the long-term U.S. Treasury bond tumbled from 8.0% to 6.1%, a precipitous drop of 190 basis points, equivalent to a +26% price increase excluding the generous interest coupon. The yield on the 90-day U.S. Treasury bill also declined--albeit not nearly as sharply--beginning the fiscal year at 5.8% and ending at 5.5%.

[FIGURE 3]

         During this same period, the municipal bond market moved in similar fashion; however, the decline in long-term municipal bond yields was somewhat more subdued. On balance for the fiscal year, yields on high-grade municipal bonds fell from 6.9% to 5.5%, engendering a price increase of +20%. Yields on top-grade (MIG 1) municipal notes declined from 3.8% to 3.5%.

         In my view, the abrupt decline in long-term interest rates over the past twelve months was related to several contributing factors. Most importantly, we should not lose sight of the fact that interest rates had risen virtually without interruption in the months leading up to the commencement of our 1995 fiscal year, reaching a peak in November 1994. This climb in rates was engendered largely by investors' fears about a resurgence of inflation. With the Federal Reserve Board raising the Federal funds rate (the rate at which banks borrow from one another) an unprecedented seven times in the 13 months from February 1994 to February 1995, these inflation fears certainly seemed well-founded.

         Although restrictive monetary policy often fails to deliver the desired result, in this case the Fed's medicine seemed to work as intended. That is, U.S. economic growth slowed and inflation concerns gradually dissipated. Reflecting this renewed investor optimism, long-term rates did an about-face beginning in late January 1995 and began to move steadily lower. By the time the summer of 1995 began, the Fed felt free to relax its stern monetary policy and actually reduced the Federal funds rate by 1/4 of 1% to 5 3/4%.*

         The chart to the left should place the events of the past two fiscal years into a somewhat longer run perspective. You will note that the first three years witnessed a steady downtrend in rates, followed by the abrupt two-year cycle that I just described. Yet, when all is said and done, yields on long-term municipal bonds today remain generally below the levels maintained during fiscal 1991-1992. In other words, despite the "slings and arrows" of the recent volatile period, the prices of municipal bonds are higher today than during the early years of the period.

         It is interesting to trace the relative yields of long and short municipals over the past five years. You can see in the lower chart that the difference between the two yields--the "spread," if you will--has come virtually full circle over the past five years. It stood at 135 basis points (1.35%) at the beginning of fiscal 1991, climbed to nearly 400 basis points by the end of fiscal 1992, and has narrowed considerably since then, moving back to roughly 200 basis points at the close of the past fiscal year. What this means is that investors who choose to extend the maturity of their bond holdings earn a much lower risk premium today than they did some three years ago.

TAX-EXEMPT VERSUS TAXABLE YIELDS

It is perhaps obvious that the reason investors are willing to accept relatively lower yields from municipal bonds is the tax-exempt status of these

---------------
*Another reduction, to 5 1/2%, was implemented shortly after the close of our fiscal year.

securities. While the after-tax advantage of municipals is often taken for granted, whether municipals represent an appropriate alternative depends importantly on: (1) the investor's tax bracket; and (2) the yield spread between taxable and tax-exempt securities.

         When I wrote to you one year ago in my 1994 Chairman's letter, I noted that, for investors in the highest marginal tax bracket, long-term municipal bonds provided 44% higher after-tax income compared to Federally taxable U.S. Treasury bonds. Today, that yield advantage has widened to 49%. However, on the short side of the yield spectrum, the after-tax yield premium of MIG 1 notes over U.S. Treasury bills has shrunk, from 9% to 6%. This table presents a comparison of the annual income earned on tax-exempt and taxable securities as of November 30, 1995, assuming a $100,000 investment:

--------------------------------------------------------------
                                ILLUSTRATION OF INCOME ON
                             HYPOTHETICAL $100,000 INVESTMENT
                            ----------------------------------
                               LONG-TERM        SHORT-TERM
--------------------------------------------------------------
TAXABLE GROSS INCOME           $  6,100          $  5,500
LESS TAXES (39.6%)               (2,400)           (2,200)
                               ---------         ---------
NET AFTER-TAX INCOME              3,700             3,300
--------------------------------------------------------------
TAX-EXEMPT INCOME              $  5,500          $  3,500
--------------------------------------------------------------
INCREASE IN
   AFTER-TAX INCOME            $  1,800          $    200
--------------------------------------------------------------
PERCENTAGE INCREASE                +49%               +6%
--------------------------------------------------------------

Table assumes current yields (as of November 30, 1995) of 6.1% for U.S. Treasury bonds, 5.5% for U.S. Treasury bills, 5.5% for long-term municipal bonds, and 3.5% for short-term municipal notes.

The table provides a good indication of the kind of boost in after-tax income that a high-tax-bracket investor might receive by investing in a state tax-free bond fund rather than a Federally taxable U.S. Treasury bond fund. However, given the speed with which interest rates can fluctuate, the illustration should not be considered a representation of future results.

         In fairness, I should also add that this is not entirely an "apples to apples" comparison. As you know, U.S. Treasury bonds are backed by the full faith and credit of the U.S. government; municipal bonds, on the other hand, are subject to some degree of credit risk. More to the point, state-specific funds entail an incremental risk engendered by their high concentration of investments in discrete economic regions of the country. This risk is mitigated to a tremendous extent in our Insured Longer-Term Portfolios through the use of private portfolio insurance for virtually all of the bonds held in the portfolios. This insurance effectively guarantees the full payment of annual income and, at maturity, principal for all of the insured bonds that we hold. As a result, each of our Insured Longer-Term Portfolios carries an implied average quality rating of Aaa, the highest rating accorded by Moody's Investors Services.

         In the case of our State Tax-Free Money Market Portfolios, similar portfolio insurance generally is not available. Thus, the burden of assuring the creditworthiness of each individual portfolio holding rests squarely on the shoulders of the professional money managers in Vanguard's Fixed Income Group. I am pleased to say that they have handled this task over the years with considerable diligence, emphasizing high-quality and credit-enhanced securities. (This "credit enhancement" consists largely of irrevocable letters of credit from high-quality banks guaranteeing the timely payment of interest and principal.) Their efforts have resulted in each of the holdings in our Money Market Portfolios earning Moody's highest rating--or the equivalent--for shorter-term instruments.

         Notwithstanding the quality of our portfolio holdings, investors in all money market funds should bear in mind that their investments are not guaranteed by the Federal Deposit Insurance Corporation, as would be the case for an investment in a bank account or a certificate of deposit. There is also no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. However, we believe that our diligent credit analysis and strict adherence to conservative average maturity guidelines will go a long way toward protecting the interests of our shareholders.

[FIGURE 3]

                                            Periods Ended
Average Annual Total Returns              November 30, 1995
--------------------------------------------------------------------
                                                       Since
                                       1 Year       Inception*
--------------------------------------------------------------------
VANGUARD CA INTERMEDIATE-TERM         +13.88%         +7.63%
AVERAGE CA INTERMEDIATE FUND          +13.84          +6.56
LEHMAN MUNICIPAL BOND INDEX           +18.90          +8.91

*Inception, March 4, 1994.
Note: Past performance is not predictive of future performance.

IN SUMMARY

When I wrote to you in my Annual Report one year ago, near the low point in the tax-exempt bond market, I was optimistic enough to predict that "during fiscal 1995 the probabilities now favor greater stability in long-term tax-exempt rates, and somewhat higher short-term rates." As it turns out, short rates actually slipped a bit lower, and I was not nearly optimistic enough on the bond side, as a strong rebound in the bond market commenced virtually in lock-step with the start of the new fiscal year. This recovery--reflecting the traditional view that the dawn inevitably follows the darkness--provided a substantive enhancement to shareholders in our Insured Longer-Term Portfolios. It also reinforced the value of my traditional admonition to shareholders to "stay the course."

         In the coming year, we, too, fully intend to stay the course that has served our investors so well for so many years. We will continue to focus on providing returns that exceed those of appropriate competitive standards, but we will do so with the highest standards of credit quality. While high credit quality typically comes at a price--i.e., lower gross yields--our shareholders, thanks to our exceptionally low expense ratios, need not sacrifice income for quality. Indeed, while the average competitive state tax-free fund charges annual expenses at the rate of 0.83% of average net assets, our Vanguard State Tax-Free Portfolios incur an expense ratio of but 0.20%. This remarkable annual benefit of 63 basis points is available through the Vanguard State Tax-Free Funds with no sacrifice in quality. The resulting higher yields in a higher-quality bond fund is as close to the proverbial "free lunch" as you are likely to see.

         Thank you for your continued support and commitment to Vanguard, and I look forward to reporting to you again six months hence.

Sincerely,

/s/ JOHN C. BOGLE
---------------------
John C. Bogle
Chairman of the Board

December 20, 1995

Note: Mutual fund data from Lipper Analytical Services, Inc.

A FEW WORDS ABOUT POSSIBLE CHANGES IN THE TAX LAW

In our last Semi-Annual Report, we mentioned that potential changes in the tax laws had impacted the tax-exempt bond market, resulting in an unusually large after-tax yield advantage for municipal bonds. Since then, Congress has continued to debate the merits of a "flat tax," with no definitive resolution in sight. Given this uncertainty, the current yield on municipal bonds remains at approximately 90% of the yield on taxable U.S. Treasuries. As a result, an investor in the highest marginal tax bracket (40%), can earn an after-tax yield of about 3.7% (60% of 6.1%) on a U.S. Treasury bond, compared to 5.5% on a high-grade municipal bond--an increase of nearly 50% in after-tax income.

         Until the long-term implications of a revised tax code become clearer, we would caution municipal bond investors to give careful consideration before making precipitate changes in the allocation of their holdings of municipal bonds. In the meantime, we will keep you abreast of our views on the possible effects of any proposed legislation that could materially impact the tax status of your holdings in Vanguard State Tax-Free Funds.

----------------------------------------------------------------------------------------------------------------------------------
                                                                       NET ASSET VALUE
                                TOTAL                                     PER SHARE
                           NET ASSETS                               ---------------------          TWELVE MONTHS
                           (MILLIONS)       AVERAGE    AVERAGE      NOV. 30,     NOV. 30,    ------------------------     CURRENT
PORTFOLIO               NOV. 30, 1995      MATURITY    QUALITY*       1994         1995      DIVIDENDS   TOTAL RETURN     YIELD**
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
   CALIFORNIA   . . . .        $1,202       65 DAYS      MIG 1     $  1.00       $ 1.00          $.036          + 3.7%      3.61%
   PENNSYLVANIA   . . .         1,200       36 DAYS      MIG 1        1.00         1.00           .036          + 3.7       3.64
   NEW JERSEY   . . . .           859       57 DAYS      MIG 1        1.00         1.00           .035          + 3.6       3.57
   OHIO   . . . . . . .           178       57 DAYS      MIG 1        1.00         1.00           .037          + 3.8       3.71
----------------------------------------------------------------------------------------------------------------------------------
INSURED INTERMEDIATE-TERM
   CALIFORNIA   . . . .        $  206     7.1 YEARS        Aaa     $  9.64       $10.44          $.511          +13.9%      4.61%
INSURED LONG-TERM
   CALIFORNIA   . . . .           975    13.1 YEARS        Aaa        9.92        11.27           .602          +20.1       5.15
   NEW YORK   . . . . .           859    10.5 YEARS        Aaa        9.70        11.01           .581          +19.9       4.97
   PENNSYLVANIA   . . .         1,569    10.3 YEARS        Aaa       10.07        11.28           .612          +18.5       5.09
   NEW JERSEY   . . . .           796    10.7 YEARS        Aaa       10.40        11.78           .623          +19.7       4.90
   OHIO   . . . . . . .           197     9.3 YEARS        Aaa       10.28        11.63           .610          +19.5       5.01
   FLORIDA  . . . . . .           423    14.1 YEARS        Aaa        9.61        10.94           .560          +20.1       5.08
----------------------------------------------------------------------------------------------------------------------------------

 * MIG 1 and Aaa are Moody's highest ratings for short-term and long-term municipal bonds, respectively.
** Money Market Portfolios' yields are 7-day annualized yields; others are 30-day SEC yields.
   Note: The shares of each of the Vanguard "single-state" Portfolios are available for purchase solely by residents of the designated states.

                          AVERAGE ANNUAL TOTAL RETURNS

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE PORTFOLIOS (PERIODS ENDED SEPTEMBER 30, 1995) ARE AS FOLLOWS:

                                                                                            SINCE INCEPTION
                                                                                  -----------------------------------
                                         INCEPTION                                  TOTAL        INCOME       CAPITAL
                                           DATE        1 YEAR      5 YEARS         RETURN        RETURN       RETURN
                                         ---------    --------    ---------       --------      --------     --------
CALIFORNIA INSURED INTERMEDIATE-TERM       3/4/94       + 8.79%         --         +6.98%        +5.09%       +1.89%
CALIFORNIA INSURED LONG-TERM               4/7/86       +10.73       +9.00%        +7.79         +6.51        +1.28
CALIFORNIA MONEY MARKET                    6/1/87       + 3.62       +3.28         +4.15         +4.15         0.00
NEW YORK INSURED TAX-FREE                  4/7/86       +11.06       +9.40         +7.39         +6.50        +0.89
PENNSYLVANIA INSURED LONG-TERM             4/7/86       +10.10       +9.36         +8.05         +6.70        +1.35
PENNSYLVANIA MONEY MARKET                 6/13/88       + 3.60       +3.31         +4.16         +4.16         0.00
NEW JERSEY INSURED LONG-TERM               2/3/88       +10.98       +9.21         +8.58         +6.50        +2.08
NEW JERSEY MONEY MARKET                    2/3/88       + 3.52       +3.26         +4.14         +4.14         0.00
OHIO INSURED LONG-TERM                    6/18/90       +10.78       +9.13         +8.77         +6.03        +2.74
OHIO MONEY MARKET                         6/18/90       + 3.70       +3.34         +3.48         +3.48         0.00
FLORIDA INSURED TAX-FREE                   9/1/92       +11.14          --         +7.63         +5.45        +2.18

ALL OF THESE DATA REPRESENT PAST PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PLEASE NOTE THAT AN INVESTMENT IN A MONEY MARKET FUND, SUCH AS THE MONEY MARKET PORTFOLIOS OF VANGUARD STATE TAX-FREE FUNDS, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                       REPORT FROM THE INVESTMENT ADVISER

STATE INSURED LONG-TERM PORTFOLIOS

      It seems hard to believe that just one year ago we experienced the worst price decline for the fixed-income markets since the 1920s. A powerful market rally during 1995 has recaptured 1994's "lost ground." In retrospect, we are reminded of the relevance of our Chairman's advice to "stay the course" in weathering periods of market volatility.

      The Federal Reserve's 1994 tightening of monetary policy helped raise short-term interest rates, which translated into a slowing of economic activity this year. Such slowing has diminished inflationary pressure. Fixed-income investors responded by aggressively buying bonds. During our 1995 fiscal year, the yield on the 30-year Treasury bond fell 1.9 percentage points (from 8.0% to 6.1%). During the same period, the yield on high-grade, long-term municipal bonds fell 1.4 percentage points (from 6.9% to 5.5%). Naturally, the decline in interest rates has positively affected the share prices of the State Insured Longer-Term Portfolios. This year has provided exceptionally good performance.

      Specific to the municipal market, the Orange County bankruptcy and the rumblings of a new Federal "flat tax" structure were pivotal events. First, Orange County filed for bankruptcy in December of 1994. During the first six months of 1995, County officials wrestled with several alternatives to "balance the books." By the end of our fiscal year, the County appeared to be slowly making progress through budget cuts, revenue sharing agreements, and the rollover of short-term credit obligations. Ultimately, we expect that Orange County will emerge from bankruptcy, but the process will be long and is not yet clearly defined.

      It is important to note again that the Vanguard Portfolios did not and do not have any direct exposure to Orange County debt. To be sure, this geographically specific event underscores the advantages of the extra level of credit protection offered by insured bonds in municipal portfolios.

      In contrast, there is very little protection we can offer against the seemingly all too frequent changes in tax policy proposed by the various branches of the Federal government. The latest discussions regarding a flat tax have aroused great concern throughout the municipal market. A flat tax, if enacted, will eliminate the current system's progression of increasing marginal tax rates and replace it with a single lower level for all earned income. This would require the abandonment of all or most tax deductions, exemptions, and credits.

      With some proposals, unearned income (interest, dividends, or capital gains) will not be taxed. Under this scenario, municipal obligations would lose their unique tax-exempt status. This would reduce the attractiveness of municipal issues relative to their taxable brethren. Market participants have already begun to factor in this potential unattractiveness. The yield on long-term, high-quality municipal bonds has risen from 86.3% of the 30-year Treasury bond yield at the beginning of the year to 90.2% at the close. Certainly, it is far too early to forecast the ultimate outcome of the flat tax legislative proposals, but without the support of the current administration it is doubtful that any changes will occur prior to the 1996 Presidential elections. In the meantime, shareholders can enjoy the very attractive after-tax yield advantage of municipal bonds.

      For the State Insured Portfolios, the past year has held great rewards for investors who "stayed the course." However, as interest rates have now returned to historically low levels, we are hesitant to suggest bond prices will continue on this course through next year. Regardless, investors' paramount focus should be on long-term objectives. Whatever direction interest rates move from year to year, Vanguard will continue to combine low expenses with the conservative management of high-quality Federal and state tax-exempt portfolios. We believe the outcome is a superior and durable investment.

STATE MONEY MARKET PORTFOLIOS

The beginning of the fiscal year proved to be rocky for the short-term municipal market. Not long after the Orange County debacle, the Japanese banking industry came under fire, resulting in the downgrading of several large Japanese banks. The Daiwa Bank trading scandal further tarnished the reputation of the Japanese banking industry. We are pleased to report that Vanguard Money Market Portfolios managed to safely navigate through these murky waters. The Portfolios had no exposure to Orange County notes, nor did we hold any issues backed by Daiwa Bank.

      Notwithstanding the credit problems overshadowing the municipal money market, prices on short-term municipals moved higher over the fiscal year. One area of strength came from a phenomenal rally in the Treasury market. Evidence of slow growth and low inflation pushed yields on one-year Treasury bills lower by nearly -1.5% to 5.4% for the fiscal year. Similarly, comparable high-quality, one-year municipal notes posted a -1.0% decline in yields over the same period. The Federal Reserve Board intervened two times during the fiscal year. The first was a tightening of monetary policy, the second an offsetting easing of policy. Since the close of our fiscal year, signs of continued economic weakness prompted the Fed to again lower the Federal funds rate (the rate banks charge each other for overnight loans) 25 basis points to 5.50%.

      Dividends for the Vanguard State Tax-Free Money Market Portfolios bucked the trend of overall interest rates by moving dramatically higher during the fiscal year. The average dividend rose more than +40% over this past year. The impetus for the change came from widening credit spreads for issues supported by Japanese banks, which led to a rise in average yields for all variable rate instruments. Variable rate securities, which account for roughly 50% of the Portfolios' composition, offset the decline in yields experienced in the broader market and pushed municipal money market yields higher.

      In conclusion, the growing number of risks in the marketplace underscore the advantage of maintaining high quality standards. Vanguard's conservative investment style and low expenses combine to provide shareholders with consistently superior relative returns.

Sincerely,

Ian A. MacKinnon         David E. Hamlin
Senior Vice President    Principal

Pamela W. Tynan          Danine A. Mueller
Principal                Principal

Reid O. Smith            Jerome J. Jacobs
Principal                Principal

Vanguard Fixed Income Group

December 28, 1995

                            STATEMENT OF NET ASSETS

                                                            FINANCIAL STATEMENTS
                                                               November 30, 1995

                                                    Face           Market
INSURED                                           Amount            Value
LONG-TERM PORTFOLIO                                (000)           (000)+
-------------------------------------------------------------------------
MUNICIPAL BONDS (99.6%)
-------------------------------------------------------------------------
ISSUER INSURED (84.8%)
  Anaheim Convention Center COP
    0.00%, 8/1/04 (1)                           $  3,120      $    2,033
    0.00%, 8/1/05 (1)                              1,250             771
    0.00%, 8/1/06 (1)                              3,125           1,810
    5.50%, 8/1/14 (1)                              5,750           5,729
  Anaheim Public Improvement Corp.
    COP VRDO
    3.85%, 12/6/95 (2) (LOC)                         500             500
  City of Barstow
    Redevelopment Agency
    6.25%, 9/1/22 (1)                              2,225           2,372
  California GO
    6.00%, 8/1/19 (3)                              4,400           4,575
    7.00%, 11/1/13 (3)                             2,000           2,290
  California Health Facilities Auth.
    (Adventist Health System)
    6.75%, 3/1/11 (1)                              5,000           5,474
    (Catholic Health Care West)
    VRDO 3.60%, 12/6/95 (1)                        5,500           5,500
    5.75%, 7/1/15 (2)                              4,080           4,128
    (Centinela Hosp.)
    6.25%, 9/1/15 (1)                             22,400          23,696
    (Mills Peninsula)
    5.75%, 1/15/15 (7)                            12,500          12,643
    (San Diego Hosp.)
    6.20%, 8/1/20 (1)                              3,820           3,986
    6.625%, 5/1/19 (1)                             6,525           6,941
    (Unihealth America)
    7.625%, 10/1/15 (2)                               50              55
  California Housing Finance Agency
    Multifamily Housing Rev.
    8.625%, 8/1/15 (1)                               170             181
  California Public Works Board
    (Univ. of California)
    6.25%, 12/1/07 (2)                             6,945           7,598
    6.50%, 12/1/08 (2)                             4,000           4,552
  Chino Basin Finance Auth.
    Municipal Water Dist.
    6.00%, 8/1/16 (2)                              5,500           5,728
  Contra Costa COP
    5.50%, 6/1/12 (2)                              6,850           6,915
    5.60%, 6/1/19 (2)                              9,395           9,358
    6.70%, 2/1/21 (2)                              4,630           4,945
  Contra Costa Transportation Auth.
    Sales Tax Rev. VRDO
    3.45%, 12/6/95 (3)                             2,400           2,400
  Contra Costa Water Dist. Rev.
    5.00%, 10/1/24 (1)                            24,000          22,404
  Culver City Redevelopment
    Finance Auth.
    6.75%, 11/1/99 (2) (Prere.)                      955           1,042
  East Bay Municipal Utility
    Dist. Waste Water Treatment
    System Rev.
    6.375%, 6/1/12 (2)                             2,000           2,144
    6.375%, 6/1/21 (2)                             5,750           6,099
    6.50%, 6/1/20 (2)                              2,000           2,175
  Eastern Municipal Water Dist.
    6.75%, 7/1/12 (3)                              8,500           9,879
  Elsinore Valley Municipal
    Water Dist. COP
    5.90%, 7/1/06 (3)                              1,685           1,832
    6.00%, 7/1/12 (3)                              2,210           2,382
  Encina Power Auth. Waste
    Water Rev.
    6.875%, 8/1/11 (3)                             3,650           3,991
  Glendale Hosp. Rev.
    (Adventist Health System)
    6.00%, 3/1/14 (1)                              3,000           3,076
  Indian Wells Redevelopment Agency
    5.50%, 12/1/22 (1)                             2,000           1,953
  Kern High School Dist. GO
    6.25%, 8/1/11 (1)                              1,065           1,185
    6.40%, 8/1/14 (1)                              1,490           1,685
    6.40%, 8/1/15 (1)                              1,645           1,860
    6.40%, 8/1/16 (1)                              1,815           2,061
  LaQuinta Redevelopment Agency
    (Tax Allocation Project)
    7.30%, 9/1/10 (1)                              1,145           1,394
  Long Beach Financing Auth. Rev.
    6.00%, 11/1/10 (2)                             3,860           4,190
    6.00%, 11/1/17 (2)                             2,000           2,175
  Los Angeles Development Auth.
    Rev. COP
    (Children's Hosp.)
    6.00%, 6/1/10 (1)                              1,000           1,082
    6.00%, 6/1/11 (1)                              2,365           2,554
  Los Angeles Metropolitan
    Transportation Auth. VRDO
    3.80%, 12/6/95 (3)                               100             100
  MSR Public Power Agency
    (San Juan Project)
    6.125%, 7/1/13 (2)                             8,000           8,778
    6.625%, 7/1/13 (6)                             2,000           2,087
    6.75%, 7/1/20 (1)                             38,785          46,220
  Modesto Irrigation Dist.
    Finance Auth. Rev.
    (Woodland Project)
    6.50%, 10/1/11 (2)                             8,125           9,217
    6.50%, 10/1/22 (2)                             9,750          11,337

                                                    Face           Market
                                                  Amount            Value
                                                   (000)           (000)+
-------------------------------------------------------------------------
  Mountain View Capital
    Improvement Finance Auth. Rev.
    6.25%, 8/1/12 (1)                           $  5,000      $    5,309
  North City West School Facilities
    Financing Auth.
    6.00%, 9/1/19 (5)                              2,000           2,091
  Northern California Power Agency
    (Hydro Electric Project)
    5.50%, 7/1/23 (1)                              5,000           4,882
    6.00%, 7/1/09 (1)                              7,530           8,196
    6.30%, 7/1/18 (1)                             10,000          11,279
    7.50%, 7/1/21 (2) (Prere.)                     1,810           2,249
  Oakland Redevelopment Agency
    (Central Dist. Project)
    5.50%, 2/1/14 (2)                              5,500           5,614
  Orange County Local
    Transportation Auth.
    5.80%, 2/15/05 (3)                             6,000           6,382
    5.90%, 2/15/06 (3)                             8,000           8,564
  Orange County Sanitation Dist.
    VRDO 3.80%, 12/4/95 (3)                        1,700           1,700
  Oro Loma Sanitation Dist.
    5.20%, 10/1/16 (2)                             4,800           4,634
  Pittsburg Redevelopment Agency
    5.50%, 8/1/07 (3)                              2,750           2,844
    5.50%, 8/1/15 (3)                             12,700          12,578
  Placer County Water Rev. COP
    7.75%, 7/1/18 (6)                              3,500           3,884
  Pomona Unified School Dist.
    5.50%, 8/1/16 (3)                              1,000           1,025
    GO 5.60%, 8/1/14 (1)                           1,585           1,639
    GO 5.60%, 8/1/15 (1)                           2,000           2,070
    GO 5.60%, 8/1/16 (1)                           1,000           1,036
    GO 7.50%, 8/1/17 (1)                           2,540           3,251
  Poway Redevelopment Agency
    7.25%, 12/15/11 (3)                            7,500           8,418
  Rancho Water Dist.
    6.25%, 8/1/12 (3)                              2,000           2,123
  Rancho Water Dist. Finance
    Auth. Rev.
    5.875%, 11/1/10 (3)                            3,585           3,795
    5.90%, 11/1/15 (3)                             4,000           4,117
  Redding Joint Power Finance Auth.
    Waste Water Rev.
    5.50%, 12/1/18 (3)                             5,400           5,290
  Redlands Water COP
    7.00%, 11/1/96 (2) (Prere.)                    5,500           5,781
  Riverside County Public Facilities
    5.25%, 9/1/04 (1)                              2,330           2,426
    5.25%, 9/1/05 (1)                              2,455           2,546
  Riverside County
    Transportation Comm.
    5.75%, 6/1/09 (2)                              3,800           4,016
  Riverside Sewer Rev.
    5.00%, 8/1/11 (3)                              4,520           4,405
    5.00%, 8/1/12 (3)                              4,745           4,593
  Sacramento County Public Facilities
    (Main Detention Facility Project)
    COP 5.50%, 6/1/10 (1)                          5,500           5,684
  Sacramento Finance Auth. Rev.
    5.375%, 11/1/14 (2)                            4,000           4,033
  Sacramento Municipal Utility
    Dist. Rev. 6.00%, 1/1/24 (1)                   2,250           2,336
    6.25%, 8/15/10 (1)                            33,800          37,525
    6.30%, 8/15/18 (1)                            14,000          14,774
  Sacramento Redevelopment Agency
    (Tax Allocation Project)
    6.50%, 11/1/13 (1)                             4,500           4,798
  San Bernadino County COP
    (Medical Center Financing Project)
    6.50%, 8/1/17 (1)                             17,915          20,412
  San Francisco Airport Comm.
    6.00%, 5/1/10 (1)                              2,000           2,121
    6.00%, 5/1/11 (1)                              2,100           2,211
    6.00%, 5/1/20 (1)                              6,500           6,741
    6.20%, 5/1/06 (2)                              5,000           5,451
    6.20%, 5/1/08 (2)                              1,000           1,082
  San Francisco Bay Area Rapid Transit
    6.75%, 7/1/10 (2)                              6,370           7,413
    6.75%, 7/1/11 (2)                              7,455           8,687
  San Francisco City & County
    Airport Rev.
    6.30%, 5/1/11 (2)                              5,000           5,369
    6.50%, 5/1/06 (1)                              3,280           3,737
    6.60%, 5/1/07 (1)                              2,490           2,820
    6.625%, 5/1/08 (1)                             3,720           4,197
    6.70%, 5/1/09 (1)                              3,970           4,476
  San Jose Merged Area
    Redevelopment Rev.
    6.00%, 8/1/11 (1)                              8,845           9,606
  San Mateo County Finance Auth.
    6.50%, 7/1/13 (1)                             14,560          16,596
  San Mateo Sewer
    6.60%, 8/1/14 (1)                              2,500           2,633
  Santa Ana Community
    Redevelopment Auth.
    7.375%, 12/1/96 (3) (Prere.)                   1,695           1,792
    7.40%, 12/1/96 (3) (Prere.)                      270             286
  Santa Ana Finance Auth. Lease Rev.
    6.25%, 7/1/16 (1)                              5,345           5,969
    6.25%, 7/1/17 (1)                              2,000           2,240
  Santa Clara County Financing Auth.
    Lease Rev.
    (Replacement Project)
     6.75%, 11/15/20 (2)                          11,500          12,760

                                                    Face           Market
                                                  Amount            Value
                                                   (000)           (000)+
-------------------------------------------------------------------------
  Santa Clara Redevelopment Agency
    (Bayshore Project)
    7.00%, 7/1/10 (2)                           $  7,000        $  8,300
  Santa Clara Valley Water
    Dist. COP
    6.00%, 2/1/24 (3)                             20,000          20,659
  Santa Fe Springs
    Redevelopment Agency
    6.00%, 9/1/14 (1)                              5,350           5,582
  Santa Margarita/Dana
    Point Improvement Dist.
    5.75%, 8/1/20 (1)                             28,500          28,678
  Santa Rosa Waste Water Rev.
    6.00%, 7/2/15 (2)                              7,000           7,574
    6.00%, 9/1/15 (3)                              5,580           6,047
    6.25%, 9/1/12 (3)                              7,075           7,543
  South Coast Air Quality
    Management Dist. Rev.
    5.50%, 8/1/14 (1)                              8,000           7,953
    6.00%, 8/1/11 (2)                              3,200           3,465
  South County Waste Water Auth.
    5.50%, 8/1/22 (3)                              8,625           8,424
  South Orange County Public
    Finance Auth.
    7.00%, 9/1/10 (1)                              3,300           3,910
    7.00%, 9/1/11 (1)                              3,000           3,561
    9.50%, 8/15/04 (1)                             3,000           4,022
  Southern California Public
    Power Auth.
    (Palo Verde)
    6.60%, 7/1/08 (2)                              4,280           4,432
    7.00%, 7/1/07 (2)                              1,600           1,727
    7.00%, 7/1/10 (2)                              2,500           2,698
    (Transmission Project)
    VRDO 3.30%, 12/6/95 (2)                        1,100           1,100
  Sweetwater Water Rev.
    7.00%, 4/1/99 (2) (Prere.)                     3,050           3,378
  Three Valley Municipal
    Water Dist. COP
    5.25%, 11/1/10 (3)                             4,220           4,215
    7.30%, 11/1/96 (1) (Prere.)                    3,200           3,403
  Torrance COP
    7.20%, 4/1/16 (2)                              4,050           4,180
  Tri-City Hosp. Dist.
    (Oceanside Hosp.)
    7.00%, 2/1/12 (1)                              5,950           6,243
  Tulare County COP
    5.875%, 11/15/05 (1)                           1,000           1,087
  Turlock Irrigation Dist. COP
    6.75%, 1/1/12 (3)                              2,060           2,127
    6.75%, 1/1/13 (3)                              3,100           3,273
  Ukiah Electric Rev.
    6.00%, 6/1/08 (1)                              4,565           4,977
    6.25%, 6/1/18 (1)                              6,000           6,736
  Univ. of California
    (Multiple Purpose Project)
    6.25%, 9/1/13 (1)                             10,000          10,650
  Univ. of California
    Board of Regents
    6.00%, 9/1/08 (1)                              2,515           2,697
    6.375%, 9/1/19 (1)                             6,500           6,923
  Walnut Public Finance Auth.
    6.00%, 9/1/15 (1)                              5,000           5,171
  Walnut Valley Unified School Dist.
    6.00%, 8/1/12 (2)                              1,790           1,940
    6.00%, 8/1/13 (2)                              1,980           2,152
    6.00%, 8/1/14 (2)                              2,205           2,389
    6.00%, 8/1/15 (2)                              2,470           2,673
    6.00%, 8/1/16 (2)                              2,690           2,917
    6.20%, 8/1/09 (2)                              1,270           1,408
  West Sacramento Financing Auth. Rev.
    (Water System Improvement Project)
    5.25%, 8/1/08 (3)                              2,160           2,181
  Whittier Insurance Health Facility Rev.
    (Presbyterian Hosp.)
    6.00%, 6/1/05 (1)++                            3,675           4,005
    6.25%, 6/1/07 (1)++                            4,260           4,722
    6.25%, 6/1/08 (1)++                            1,750           1,933
                                                                ---------
          GROUP TOTAL                                            826,623
                                                                ---------
-------------------------------------------------------------------------
PORTFOLIO INSURED
  Riverside Hosp. Dist.
    (Kaiser Permanente Medical Center)
    9.00%, 12/1/15                                   300             306
  Sacramento Municipal Utility Dist.
    8.00%, 11/15/10                                  205             206
                                                                ---------
          GROUP TOTAL                                                512
                                                                ---------
-------------------------------------------------------------------------
SECONDARY MARKET INSURED (5.2%)
  California GO
    6.25%, 9/1/12 (3)                              9,000           9,972
  California Housing Finance Agency
    (Single Family Mortgage)
    6.90%, 8/1/16 (6)                              5,750           5,906
  California Public Works Board
    (Department of Corrections)
    6.50%, 9/1/17 (2)                             30,000          34,443
                                                                ---------
          GROUP TOTAL                                             50,321
                                                                ---------
-------------------------------------------------------------------------
NON-INSURED (9.6%)
  California Dept. of Water Resources
    (Central Valley Project)
    6.40%, 12/1/26                                20,400          21,589

                                                     Face          Market
                                                   Amount           Value
                                                    (000)          (000)+
-------------------------------------------------------------------------
  California Educational
    Facilities Auth. Rev. VRDO
    (Institute of Technology)
    3.15%, 12/7/95                              $  4,400        $  4.400
  California Health Facilities
    Auth. VRDO
    (Adventist Health System West
    & Sutter Health)
    3.40%, 12/7/95 (LOC)                           1,900           1,900
    (Kaiser Permanente)
    3.45%, 12/6/95                                 5,000           5,000
  California School
    Cash Reserve Notes
    4.75%, 7/3/96 (LOC)                           10,000          10,072
  Irvine Ranch Water Dist. VRDO
    3.70%, 12/4/95 (LOC)                           1,000           1,000
    3.85%, 12/4/95 (LOC)                             600             600
  Kern County Public
    Facilities Project VRDO
    3.45%, 12/6/95 (LOC)                           3,600           3,600
  Los Angeles Dept. of Water & Power
    6.50%, 4/1/10                                  3,950           4,429
  Orange County Sanitation Dist. VRDO
    3.55%, 12/4/95 (LOC)                           1,400           1,400
  Pasadena Electric Works Rev.
    5.37%, 8/1/12                                  7,040           7,005
  Riverside County Public
    Facilities Project VRDO
    3.40%, 12/5/95 (LOC)                             975             975
    3.45%, 12/5/95 (LOC)                           2,500           2,500
    3.85%, 12/5/95 (LOC)                             880             880
  Sacramento County TRAN
    4.75%, 10/4/96                                 8,100           8,189
  Sacramento County VRDO
    (Administrative Center &
    Courthouse Project)
    3.35%, 12/7/95 (LOC)                             890             890
  San Diego County TRAN
    4.50%, 9/30/96                                 1,650           1,664
  San Diego Local Govt. Certificates
    4.75%, 10/18/96 (LOC)                         12,500          12,633
  Santa Clara County Finance
    Auth. Lease Rev. VRDO
    3.45%, 12/6/95                                 3,200           3,200
  Santa Clara VRDO
    (El Camino Hosp.-Valley Medical)
    3.50%, 12/5/95 (LOC)                           1,400           1,400
                                                                ---------
          GROUP TOTAL                                             93,326
                                                                ---------
-------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $897,573)                                                970,782
-------------------------------------------------------------------------


                                                                   Market
                                                                    Value
                                                                   (000)+
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.4%)
-------------------------------------------------------------------------
  Other Assets--Note B                                          $ 17,372
  Liabilities                                                    (13,483)
                                                                ---------
                                                                   3,889
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
  Applicable to 86,485,403 outstanding shares
    of beneficial interest
    (unlimited authorization--no par value)                     $974,671
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $11.27
=========================================================================

+ See Note A to Financial Statements.
For explanations of abbreviations and other references, see page 18.


-------------------------------------------------------------------------
AT NOVEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
                                                  Amount              Per
                                                   (000)            Share
                                                --------          -------
  Paid in Capital                               $907,233          $10.49
  Undistributed Net
    Investment Income                                 --              --
  Accumulated Net
    Realized Losses--Note E                       (3,400)           (.04)
  Unrealized Appreciation
    (Depreciation)--Note F:
      Investment Securities                       73,209             .85
      Futures Contracts                           (2,371)           (.03)
-------------------------------------------------------------------------
NET ASSETS                                      $974,671          $11.27
-------------------------------------------------------------------------

                                                    Face          Market
INSURED INTERMEDIATE-                             Amount           Value
TERM PORTFOLIO                                     (000)          (000)+
-------------------------------------------------------------------------
MUNICIPAL BONDS (104.1%)
-------------------------------------------------------------------------
ISSUER INSURED (99.1%)
  Anaheim Electric System COP
    6.80%, 10/1/98 (2)                          $  1,000        $  1,076
  Anaheim Public Improvement Corp.
    COP VRDO
    3.85%, 12/6/95 (2) (LOC)                         600             600
  California GO
    6.50%, 3/1/02 (2)                              5,570           6,180
  California Health Facilities Auth.
    (Catholic Health Care West)
    VRDO 3.60%, 12/6/95 (1)                          500             500
    7.00%, 7/1/05 (2)                              3,410           3,989
    7.00%, 7/1/06 (2)                              3,395           3,998
    (Centinela Hosp.)
    6.50%, 9/1/08 (1)                              5,000           5,536
    (Mills Peninsula)
    6.00%, 1/15/00 (7)                             1,080           1,150
  California Public Works Board
    (Dept. of Corrections)
    6.40%, 11/1/10 (1)                             5,000           5,494
    6.60%, 12/1/09 (2)                             3,500           3,926
    (Univ. of California Regents)
    6.25%, 12/1/07 (2)                             1,000           1,094
  Central Coast Water Auth.
    6.05%, 10/1/04 (2)                             1,800           1,970
    6.25%, 10/1/06 (2)                             2,000           2,190
  Chino Basin Finance Auth.
    Municipal Water Dist.
    6.50%, 8/1/10 (2)                              3,095           3,514
  City of Corona Redevelopment Project
    7.50%, 9/1/04 (3)                                970           1,165
    7.50%, 9/1/05 (3)                              1,040           1,255
  Contra Costa Transportation Auth.
    Sales Tax Rev.
    VRDO 3.45%, 12/6/95 (3)                        1,000           1,000
  Culver City Redevelopment
    Finance Auth.
    6.75%, 11/1/99 (2) (Prere.)                    2,500           2,782
  East Bay Municipal Utility Dist. Waste
    Water Treatment System Rev.
    6.375%, 6/1/12 (2)                             2,000           2,144
  Elsinore Valley Municipal Water Dist.
    6.00%, 7/1/07 (3)                              1,650           1,803
  LaQuinta Redevelopment Agency
    8.00%, 9/1/03 (1)                              1,325           1,619
  Long Beach Financing Auth.
    5.85%, 11/1/05 (2)                             3,630           3,937
  Los Angeles City Waste Water
    6.50%, 6/1/07 (1)                              1,695           1,897
    8.70%, 11/1/02 (3)                             2,535           3,147
  Los Angeles County Metropolitan
    Transportation Auth. VRDO
    3.80%, 12/6/95 (3)                             1,700           1,700
    4.00%, 12/7/95 (1)                               600             600
  MSR Public Power Agency Rev.
    (San Juan Project)
    5.85%, 7/1/06 (2)                              1,500           1,616
  North City West Community Dist.
    5.75%, 9/1/15 (5)                              2,000           2,021
    6.00%, 9/1/05 (5)                              1,510           1,645
    6.00%, 9/1/06 (5)                              1,600           1,742
    6.00%, 9/1/07 (5)                              1,695           1,838
  Oakland Redevelopment Agency
    (Central Dist. Project)
    6.00%, 2/1/06 (2)                              5,125           5,606
  Orange County Sanitation Dist.
    VRDO 3.80%, 12/4/95 (3)                        1,700           1,700
    COP 6.00%, 8/1/01 (3) (Prere.)                 1,500           1,652
    COP 6.40%, 8/1/07 (3)                          1,415           1,537
  Orange County
    Transportation Auth.
    9.50%, 2/15/03 (3)                             5,015           6,437
  Rancho Water Dist. COP
    6.25%, 8/1/12 (3)                              1,950           2,070
    6.50%, 11/1/96 (3)                             1,105           1,135
    6.50%, 11/1/01 (3)                             1,590           1,765
  Redding Electric System Rev. COP
    7.125%, 7/1/97 (1) (Prere.)                    1,000           1,069
  Riverside County Public Finance
    5.25%, 9/1/02 (1)                              2,090           2,184
    5.25%, 9/1/03 (1)                              2,210           2,307
  Sacramento Municipal Utility Dist.
    6.25%, 8/15/07 (1)                             8,000           8,731
    6.25%, 8/15/10 (1)                             1,280           1,421
  Sacramento Redevelopment Agency
    (Merged Downtown Project)
    6.50%, 11/1/13 (1)                             2,000           2,133
    6.75%, 11/1/05 (1)                             1,000           1,112
  San Diego County Regional
    Transportation Comm.
    VRDO 3.40%, 12/6/95 (3)                          730             730
    5.00%, 4/1/98 (3)                              2,500           2,560
    5.00%, 4/1/98 (3)                              2,000           2,039
    5.20%, 4/1/06 (3)                              3,625           3,715
    6.25%, 4/1/02 (3)                              5,000           5,486
  San Francisco Airport Comm. Rev.
    6.20%, 5/1/07 (2)                              1,615           1,752
    6.50%, 5/1/13 (2)                              2,160           2,344
  San Francisco City and County
    Airport Rev.
    6.40%, 5/1/05 (1)                              2,800           3,173
    6.60%, 5/1/07 (1)                              1,000           1,133

                                                    Face          Market
                                                  Amount           Value
                                                   (000)          (000)+
-------------------------------------------------------------------------
  San Joaquin County COP
    (Human Services Project)
    6.70%, 5/15/99 (6) (Prere.)                 $  5,300        $  5,836
  San Jose Merged Area
    Redevelopment Project
    6.00%, 8/1/06 (1)                              1,000           1,100
    6.00%, 8/1/08 (1)                              1,000           1,094
    7.50%, 8/1/96 (1) (Prere.)                     1,000           1,046
  San Jose Santa Clara Clean
    Water Finance Auth.
    7.00%, 10/1/04 (1)                             5,615           6,032
    7.25%, 10/1/02 (1)                             1,500           1,605
  South Orange County Public
    Finance Auth.
    6.25%, 8/15/99 (3)                             2,000           2,148
    7.00%, 9/1/05 (1)                              3,440           4,009
    7.00%, 9/1/07 (1)                              1,000           1,182
    9.50%, 8/15/04 (1)                             4,395           5,892
  Southern California Public
    Power Auth.
    (Palo Verde)
    7.00%, 7/1/07 (2)                              1,300           1,403
    (Transmission Project)
    VRDO 3.30%, 12/6/95 (2)                        1,100           1,100
  Southern California Rapid
    Transit Dist.
    6.00%, 9/1/08 (2)                              2,650           2,807
  Sweetwater Water Rev.
    7.00%, 4/1/10 (2)                              1,950           2,128
  Three Valley Municipal Water Dist.
    COP 7.30%, 11/1/96 (1) (Prere.)                1,000           1,063
  Tri-City Hosp. Dist.
    (Oceanside Care)
    7.00%, 2/1/05 (1)                                915             960
  Tulare County COP
    5.70%, 11/15/03 (1)                            1,000           1,075
    5.80%, 11/15/04 (1)                            1,000           1,082
  Univ. of California
    Board of Regents
    6.00%, 9/1/08 (1)                              1,500           1,608
    10.00%, 9/1/02 (1)                             2,950           3,871
    12.00%, 9/1/03 (2)                             2,000           2,944
  Univ. of California Rev.
    (Multi Purpose Project)
    10.00%, 9/1/02 (2)                             1,000           1,312
    10.00%, 9/1/03 (2)                             2,000           2,686
  Visalia Waste Water System Rev.
    6.00%, 12/1/07 (1)                             1,000           1,097
  West Basin Water Dist.
    6.80%, 8/1/00 (2) (Prere.)                     2,000           2,253
  Whittier Insurance
    Health Facilities Rev.
    (Presbyterian Hosp.)
    6.00%, 6/1/00 (1)++                            1,895           2,030
    6.00%, 6/1/03 (1)++                            3,380           3,675
    6.00%, 6/1/04 (1)++                            3,580           3,901
                                                                ---------
          GROUP TOTAL                                            203,858
                                                                ---------
-------------------------------------------------------------------------
NON-INSURED (5.0%)
  California Health Facilities Auth. VRDO
    (Adventist Health System West
    and Sutter Health)
    3.40%, 12/7/95 (LOC)                             700             700
    (Kaiser Permanente Medical Center)
    3.45%, 12/6/95                                 1,100           1,100
  Irvine City Assessment Dist. VRDO
    3.85%, 12/4/95 (LOC)                              75              75
  Irvine Ranch Water Dist. VRDO
    3.65%, 12/4/95 (LOC)                             400             400
  Kern County Public Facilities Project
    VRDO 3.45%, 12/6/95 (LOC)                      1,050           1,050
  Metropolitan Water Dist. of
    Southern California
    8.00%, 7/1/08                                  2,000           2,543
  Orange County Dist. VRDO
    (Irvine Coast Assessment)
    4.50%, 12/4/95 (LOC)                             352             352
  Riverside County Public Facilities
    Project VRDO
    3.45%, 12/5/95 (LOC)                             600             600
    3.85%, 12/5/95 (LOC)                             685             685
  San Diego Area Local Govt.
    Certificates
    4.75%, 10/18/96                                2,500           2,527
  Santa Clara County Finance
    Auth. Lease Rev. VRDO
    3.45%, 12/6/95                                   300             300
                                                                ---------
          GROUP TOTAL                                             10,332
                                                                ---------
-------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
  (Cost $205,357)                                                214,190
-------------------------------------------------------------------------

                                                                  Market
                                                                   Value
                                                                  (000)+
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-4.1%)
-------------------------------------------------------------------------
  Other Assets--Note B                                          $  3,508
  Payables for Securities Purchased                              (11,512)
  Other Liabilities                                                 (502)
                                                                ---------
                                                                  (8,506)
-------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------
  Applicable to 19,707,527 outstanding shares
    of beneficial interest
    (unlimited authorization--no par value)                     $205,684
-------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         $10.44
=========================================================================

+See Note A to Financial Statements.
For explanations of abbreviations and other references, see page 18.

-------------------------------------------------------------------------
AT NOVEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
-------------------------------------------------------------------------
                                                  Amount              Per
                                                   (000)            Share
                                                --------          -------
  Paid in Capital                               $197,634          $10.03
  Undistributed Net
    Investment Income                                 --              --
  Accumulated Net
    Realized Losses--Note E                         (517)           (.03)
  Unrealized Appreciation
    (Depreciation)--Note F:
      Investment Securities                        8,833             .45
      Futures Contracts                             (266)           (.01)
-------------------------------------------------------------------------
NET ASSETS                                      $205,684          $10.44
-------------------------------------------------------------------------


                                                    Face          Market
                                                  Amount           Value
MONEY MARKET PORTFOLIO                             (000)          (000)+
-------------------------------------------------------------------------
MUNICIPAL BONDS (99.4%)
-------------------------------------------------------------------------
  Alameda County TRAN
    4.75%, 7/25/96 (LOC)                        $  9,900      $    9,950
  Anaheim Public Improvement
    Corp. COP VRDO
    3.85%, 12/6/95 (2) (LOC)                      30,500          30,500
  California Dept. Water Resource
    CP 3.50%, 12/21/95                             2,036           2,036
    (Central Valley Project)
    VRDO 3.45%-3.50%,
    12/6/95 (LOC)                                 27,700          27,700
  California Health Facilities
    Auth. VRDO
    (Adventist Health System West
    & Sutter Health)
    3.40%, 12/7/95 (LOC)                          29,200          29,200
    (Catholic Health Care West)
    3.60%, 12/6/95 (1)                            38,200          38,200
    (Kaiser Permanente)
    3.45%, 12/6/95                                34,100          34,100
    (Pooled Program)
    3.40%, 12/6/95 (LOC)                           6,300           6,300
    (St. Francis Medical Center)
    3.60%, 12/6/95 (1)                            49,800          49,800
  California PCR Finance Auth.
    (Pacific Gas & Electric)
    CP 3.60%-3.70%,
    1/12/96-2/22/96 (LOC)                         57,800          57,800
    (San Diego Gas & Electric)
    4.00%, 9/1/96*                                10,000          10,000
  California School Cash Reserve Notes
    4.75%, 7/3/96 (1) (LOC)                       10,000          10,057
  California State RAW
    5.75%, 4/25/96 (LOC)                          54,000          54,396
  Contra Costa County TRAN
    4.50%, 7/3/96                                 12,000          12,058
  Contra Costa Transportation
    Auth. Sales Tax Rev. VRDO
    3.45%, 12/6/95 (3)                            16,500          16,500
  East Bay Municipal Utility Dist. CP
    3.75%, 2/22/96                                13,000          13,000
  Foothill/Eastern Transport
    Corridor Agency VRDO
    3.45%, 12/7/95 (LOC)                          25,000          25,000
  Fresno County TRAN
    4.50%, 7/2/96                                 15,000          15,060
  Irvine Assessment Dist. VRDO
    3.85%, 12/4/95 (LOC)                          11,025          11,025
  Irvine Ranch Water Dist. VRDO
    3.50%-3.95%, 12/4/95 (LOC)                    79,700          79,700
  Kern County Public Facilities Project
    VRDO 3.45%, 12/6/95 (LOC)                     29,650          29,650

                                                    Face          Market
                                                  Amount           Value
                                                   (000)          (000)+
-------------------------------------------------------------------------
  Kern County TRAN
    4.50%, 7/2/96                                $10,000      $   10,033
  Los Angeles City Waste Water CP
    3.60%, 12/11/95                                6,300           6,300
  Los Angeles Community College TRAN
    4.50%, 7/31/96 (LOC)                          13,000          13,046
  Los Angeles County
    Metropolitan Transportation Auth.
    CP 3.65%-3.75%,
    12/8/95-3/19/96 (LOC)                         28,100          28,100
    VRDO 3.80%, 12/6/95 (3)                        6,200           6,200
    VRDO 4.00%, 12/7/95 (1)                        5,000           5,000
  Los Angeles County TRAN
    4.50%, 7/1/96 (LOC)                           44,500          44,676
  Los Angeles Dept. of Water
    & Power CP
    3.70%-3.80%, 12/12/95-2/26/96                 21,450          21,450
  Metropolitan Water Dist.
    of Southern California
    CP 3.60%-3.80%,
    12/11/95-2/26/96                              11,200          11,200
  Oakland Health Facilities VRDO
    (Children's Hosp.)
    3.50%, 12/6/95 (LOC)                          10,415          10,415
  Orange County Sanitation
    Dist. VRDO
    3.55%, 12/4/95 (2)                            39,950          39,950
    3.55%, 12/4/95 (LOC)                          21,490          21,490
    3.80%, 12/4/95 (3)                            57,800          57,800
  Orange County VRDO
    (Irvine Coast Assessment)
    4.50%, 12/4/95 (LOC)                          43,464          43,464
  Orange County Water Dist. VRDO
    3.85%, 12/4/95 (LOC)                          23,100          23,100
  Pittsburg Redevelopment Agency
    7.75%, 8/1/96 (Prere.)                         7,050           7,372
  Riverside County Public
    Facilities Project VRDO
    3.45%-3.85%, 12/5/95 (LOC)                    16,705          16,705
  Riverside County TRAN
    4.75%, 7/1/96                                 10,000          10,046
  Sacramento County Municipal
    Utility Dist. TOB VRDO
    3.75%, 12/7/95 (1)                            12,185          12,185
  Sacramento County TRAN
    4.75%, 10/4/96-12/27/96                       26,300          26,457
  Sacramento County VRDO
    (Administration Center
    & Courthouse)
    3.35%, 12/7/95 (LOC)                          27,120          27,120
  San Bernadino County TRAN
    4.50%, 7/5/96 (LOC)                           17,500          17,555
  San Bernadino Transportation
    Auth. VRDO
    3.40%, 12/7/95 (LOC)                          26,900          26,900
  San Diego City TRAN
    4.75%, 7/3/96                                 10,000          10,048
  San Diego County Regional
    Transportation Comm. VRDO
    3.40%, 12/6/95 (3)                            32,170          32,170
  San Diego County TRAN
    4.50%, 9/30/96                                19,900          19,989
  San Diego County Water Auth. CP
    3.65%, 12/6/95                                 5,700           5,700
  San Diego Unified School
    Dist. TRAN
    4.75%, 10/10/96 (LOC)                         10,000          10,065
  San Francisco TRAN
    4.75%, 9/19/96                                10,000          10,065
  San Jose/Santa Clara Clear Water
    Finance Auth. VRDO
    3.35%, 12/6/95 (3)                             3,700           3,700
  San Mateo County COP VRDO
    3.45%, 12/5/95 (LOC)                             995             995
  Santa Clara County Finance
    Auth. Lease Rev.
    VRDO 3.45%, 12/6/95                            3,000           3,000
  Santa Clara VRDO
    (El Camino Hosp.-Valley Medical)
    3.50%, 12/5/95 (LOC)                          23,500          23,500
  Sonoma County TRAN
    4.25%, 11/1/96                                 9,680           9,720
  Southern California Public
    Power Auth. VRDO
    (Transmission Project)
    3.30%, 12/6/95 (2)                            16,600          16,600
-------------------------------------------------------------------------
  TOTAL MUNICIPAL BONDS
    (Cost $1,194,148)                                          1,194,148
-------------------------------------------------------------------------

                                                  Market
                                                   Value
                                                  (000)+
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES (.6%)
---------------------------------------------------------
 Other Assets--Note B                         $   15,288
 Liabilities                                      (7,508)
                                              -----------
                                                   7,780
---------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------
 Applicable to 1,201,887,677 outstanding
  shares of beneficial interest
  (unlimited authorization--no par value)     $1,201,928
---------------------------------------------------------
NET ASSET VALUE PER SHARE                          $1.00
=========================================================

+See Note A to Financial Statements.

------------------------------------------------------------------------
AT NOVEMBER 30, 1995,
  NET ASSETS CONSISTED OF:
------------------------------------------------------------------------
                                                  Amount             Per
                                                   (000)           Share
                                              ----------          ------
  Paid in Capital                             $1,202,028          $1.00
  Undistributed Net
    Investment Income                                 --             --
  Accumulated Net
    Realized Losses                                 (100)            --
  Unrealized Appreciation
    of Investments                                    --             --
------------------------------------------------------------------------
NET ASSETS                                    $1,201,928          $1.00
------------------------------------------------------------------------

COP=Certificate of Participation
CP=Commercial Paper
GO=General Obligation
PCR=Pollution Control Revenue
RAN=Revenue Anticipation Note
RAW=Revenue Anticipation Warrant
TAN=Tax Anticipation Note
TOB=Tender Option Bond
TRAN=Tax Revenue Anticipation Note
VRDO=Variable Rate Demand Obligation
(Prere.)=Prerefunded
*Put Option Obligation
++Security purchased on a when-issued or delayed delivery basis for which the Fund has not taken delivery as of November 30, 1995.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association)
(2) AMBAC (AMBAC Indemnity Corporation)
(3) FGIC (Financial Guaranty Insurance Company)
(4) FSA (Financial Security Assurance)
(5) CGI (Capital Guaranty Insurance)
(6) BIGI (Bond Investors Guaranty Insurance)
(7) Connie Lee Inc.
(8) FHA (Federal Housing Authority)
The insurance does not guarantee the market value of the
municipal bonds.

(LOC)=Scheduled principal and interest payments are guaranteed by bank letter of credit.

                           STATEMENT OF OPERATIONS

                                                                                            INSURED
                                                                   INSURED            INTERMEDIATE-
                                                                 LONG-TERM                     TERM             MONEY MARKET
                                                                 PORTFOLIO                PORTFOLIO                PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended               Year Ended               Year Ended
                                                         November 30, 1995        November 30, 1995        November 30, 1995
                                                                     (000)                    (000)                    (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  INCOME
      Interest    . . . . . . . . . . . . . . . . . .             $ 52,627                  $ 8,374                 $42,742
----------------------------------------------------------------------------------------------------------------------------
              Total Income  . . . . . . . . . . . . .               52,627                    8,374                  42,742
----------------------------------------------------------------------------------------------------------------------------
  EXPENSES
      The Vanguard Group--Note B
          Investment Advisory Services  . . . . . . .  $  119                     $ 19                    $  148
          Management and Administrative . . . . . . .   1,453                      255                     1,679
          Marketing and Distribution  . . . . . . . .     188        1,760          32          306          314      2,141
      Insurance Expense . . . . . . . . . . . . . . .  ------            2        ----           --       ------         --
      Custodians' Fee . . . . . . . . . . . . . . . .                   25                        7                      38
      Auditing Fees . . . . . . . . . . . . . . . . .                    6                        7                       8
      Shareholders' Reports . . . . . . . . . . . . .                   32                        5                      33
      Annual Meeting and Proxy Costs  . . . . . . . .                    7                        1                       7
      Trustees' Fees and Expenses . . . . . . . . . .                    3                        1                       4
----------------------------------------------------------------------------------------------------------------------------
          Total Expenses  . . . . . . . . . . . . . .                1,835                      327                   2,231
          Expenses Paid Indirectly--Note C  . . . . .                  (42)                     (15)                    (38)
----------------------------------------------------------------------------------------------------------------------------
              Net Expenses  . . . . . . . . . . . . .                1,793                      312                   2,193
----------------------------------------------------------------------------------------------------------------------------
                 Net Investment Income  . . . . . . .               50,834                    8,062                  40,549
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
      Investment Securities Sold  . . . . . . . . . .                  847                      (72)                     60
      Futures Contracts . . . . . . . . . . . . . . .               (4,291)                    (250)                     --
----------------------------------------------------------------------------------------------------------------------------
                 Realized Net Gain (Loss) . . . . . .               (3,444)                    (322)                     60
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
      Investment Securities . . . . . . . . . . . . .              118,478                   12,355                      --
      Futures Contracts . . . . . . . . . . . . . . .               (1,568)                    (266)                     --
----------------------------------------------------------------------------------------------------------------------------
                 Change in Unrealized
                   Appreciation (Depreciation)  . . .              116,910                   12,089                      --
----------------------------------------------------------------------------------------------------------------------------
                 Net Increase in Net Assets
                   Resulting from Operations  . . . .             $164,300                  $19,829                 $40,609
============================================================================================================================

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                       INSURED                             INSURED
                                                           LONG-TERM PORTFOLIO         INTERMEDIATE-TERM PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                   YEAR ENDED       Year Ended       YEAR ENDED         March 4 to
                                                 NOVEMBER 30,     November 30,     NOVEMBER 30,       November 30,
                                                         1995             1994             1995               1994
                                                        (000)            (000)            (000)              (000)
------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income . . . . . . . . . .         $  50,834       $   53,859         $  8,062          $  2,450
  Realized Net Gain (Loss)  . . . . . . . .            (3,444)          11,083             (322)             (195)
  Change in Unrealized Appreciation
      (Depreciation)  . . . . . . . . . . .           116,910         (122,206)          12,089            (3,522)
------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
          Resulting from Operations . . . .           164,300          (57,264)          19,829            (1,267)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
  Net Investment Income . . . . . . . . . .           (50,834)         (53,859)          (8,062)           (2,450)
  Realized Net Gain . . . . . . . . . . . .                --          (14,386)              --                --
-------------------------------------------------------------------------------------------------------------------
      Total Distributions . . . . . . . . .           (50,834)         (68,245)          (8,062)           (2,450)
-------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
  Issued      --Regular . . . . . . . . . .           115,989          130,423           68,983            39,289
              --In Lieu of Cash Distributions          34,047           48,886            5,947             1,878
              --Exchange  . . . . . . . . .            87,476           92,591           73,591            96,497
  Redeemed    --Regular . . . . . . . . . .          (100,570)        (153,499)         (18,551)          (11,946)
              --Exchange  . . . . . . . . .          (109,827)        (233,230)         (36,327)          (21,727)
------------------------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from
          Capital Share Transactions  . . .            27,115         (114,829)          93,643           103,991
-----------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) . . . . . .           140,581         (240,338)         105,410           100,274
-----------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period . . . . . . . . . . .           834,090        1,074,428          100,274                --
-----------------------------------------------------------------------------------------------------------------
  End of Period   . . . . . . . . . . . . .         $ 974,671       $  834,090         $205,684          $100,274
=================================================================================================================
  (1) Distributions Per Share
      Net Investment Income . . . . . . . .             $.602            $.604            $.511             $.346
      Realized Net Gain . . . . . . . . . .                --            $.152               --                --
-----------------------------------------------------------------------------------------------------------------
  (2) Shares Issued and Redeemed
      Issued      . . . . . . . . . . . . .            19,004           20,735           14,150            13,645
      Issued in Lieu of Cash Distributions              3,152            4,508              584               189
      Redeemed    . . . . . . . . . . . . .           (19,770)         (36,222)          (5,429)           (3,432)
------------------------------------------------------------------------------------------------------------------
                                                        2,386          (10,979)           9,305            10,402
-----------------------------------------------------------------------------------------------------------------

                                                                                 MONEY MARKET
                                                                                    PORTFOLIO
---------------------------------------------------------------------------------------------
                                                                YEAR ENDED         Year Ended
                                                              NOVEMBER 30,       November 30,
                                                                      1995               1994
                                                                     (000)              (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income . . . . . . . . . . . . . . . .        $    40,549       $    27,867
  Realized Net Gain (Loss)  . . . . . . . . . . . . . .                 60                20
  Change in Unrealized Appreciation
      (Depreciation)  . . . . . . . . . . . . . . . . .                 --                --
---------------------------------------------------------------------------------------------
      Net Increase (Decrease) in Net Assets
          Resulting from Operations . . . . . . . . . .             40,609            27,887
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (1)
  Net Investment Income . . . . . . . . . . . . . . . .            (40,549)          (27,867)
  Realized Net Gain . . . . . . . . . . . . . . . . . .                 --                --
---------------------------------------------------------------------------------------------
      Total Distributions . . . . . . . . . . . . . . .            (40,549)          (27,867)
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (2)
  Issued      --Regular . . . . . . . . . . . . . . . .            925,119           868,227
              --In Lieu of Cash Distributions . . . . .             37,820            26,198
              --Exchange  . . . . . . . . . . . . . . .            193,700           333,192
  Redeemed    --Regular . . . . . . . . . . . . . . . .           (832,046)         (833,429)
              --Exchange  . . . . . . . . . . . . . . .           (281,543)         (241,116)
---------------------------------------------------------------------------------------------
      Net Increase (Decrease) from
          Capital Share Transactions  . . . . . . . . .             43,050           153,072
---------------------------------------------------------------------------------------------
      Total Increase (Decrease) . . . . . . . . . . . .             43,110           153,092
---------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period . . . . . . . . . . . . . . . . .          1,158,818         1,005,726
---------------------------------------------------------------------------------------------
  End of Period   . . . . . . . . . . . . . . . . . . .        $ 1,201,928       $ 1,158,818
=============================================================================================
  (1) Distributions Per Share
      Net Investment Income . . . . . . . . . . . . . .              $.036             $.026
      Realized Net Gain . . . . . . . . . . . . . . . .                 --                --
---------------------------------------------------------------------------------------------
  (2) Shares Issued and Redeemed
      Issued      . . . . . . . . . . . . . . . . . . .          1,118,819         1,201,419
      Issued in Lieu of Cash Distributions  . . . . . .             37,820            26,198
      Redeemed    . . . . . . . . . . . . . . . . . . .         (1,113,589)       (1,074,545)
---------------------------------------------------------------------------------------------
                                                                    43,050           153,072
---------------------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS

                                                                    INSURED LONG-TERM PORTFOLIO
-----------------------------------------------------------------------------------------------------------
                                                                      Year Ended November 30,
                                                          -------------------------------------------------
For a Share Outstanding Throughout Each Year                 1995      1994      1993       1992       1991
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    . . . . . . . . .     $9.92    $11.30    $10.89     $10.43    $10.22
                                                          --------   -------  --------   --------   -------
INVESTMENT OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . .      .602      .604      .604       .633      .644
  Net Realized and Unrealized Gain (Loss)
    on Investments  . . . . . . . . . . . . . . . . . .     1.350    (1.228)     .609       .464      .210
                                                          --------   -------  --------   --------   -------
          TOTAL FROM INVESTMENT OPERATIONS    . . . . .     1.952     (.624)    1.213      1.097      .854
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . . . . .     (.602)    (.604)    (.604)     (.633)    (.644)
  Distributions from Realized Capital Gains . . . . . .        --     (.152)    (.199)     (.004)       --
                                                          --------   -------  --------   --------   -------
          TOTAL DISTRIBUTIONS   . . . . . . . . . . . .     (.602)    (.756)    (.803)     (.637)    (.644)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR    . . . . . . . . . . . .    $11.27     $9.92    $11.30     $10.89    $10.43
===========================================================================================================
TOTAL RETURN      . . . . . . . . . . . . . . . . . . .   +20.11%    -5.88%   +11.53%    +10.81%    +8.61%
-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . .      $975      $834    $1,074       $828      $629
Ratio of Expenses to Average Net Assets . . . . . . . .     .20%*      .19%      .19%       .24%      .25%
Ratio of Net Investment Income to
  Average Net Assets  . . . . . . . . . . . . . . . . .     5.59%     5.60%     5.38%      5.92%     6.24%
Portfolio Turnover Rate . . . . . . . . . . . . . . . .       23%       28%       27%        54%       19%
-----------------------------------------------------------------------------------------------------------

+Insurance expense represents .01%.
*Effective in fiscal 1995, does not include reductions from directed brokerage and custodian fee offset arrangements. See Note C.

                                                                          INSURED INTERMEDIATE-TERM PORTFOLIO
-------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED            March 4 to
For a Share Outstanding Throughout Each Period                        NOVEMBER 30,1995     November 30, 1994
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    . . . . . . . .                          $9.64                $10.00
INVESTMENT OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . .                           .511                  .346
  Net Realized and Unrealized Gain (Loss) on Investments                          .800                 (.360)
          TOTAL FROM INVESTMENT OPERATIONS    . . . . .                          1.311                 (.014)
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . . . . .                          (.511)                (.346)
  Distributions from Realized Capital Gains . . . . . .                             --                    --
          TOTAL DISTRIBUTIONS   . . . . . . . . . . . .                          (.511)                (.346)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    . . . . . . . . . . .                         $10.44                 $9.64
============================================================================================================
TOTAL RETURN      . . . . . . . . . . . . . . . . . . .                        +13.88%                -0.19%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period (Millions)  . . . . . . . . .                           $206                  $100
Ratio of Expenses to Average Net Assets . . . . . . . .                          .21%*                .19%**
Ratio of Net Investment Income to Average Net Assets  .                          5.05%               4.97%**
Portfolio Turnover Rate . . . . . . . . . . . . . . . .                            11%                    6%
------------------------------------------------------------------------------------------------------------

* Effective in fiscal 1995, does not include reductions from directed brokerage and custodian fee offset arrangements. See Note C.
**Annualized.

                                                                            MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------
                                                                            Year Ended November 30,
                                                                ------------------------------------------------
For a Share Outstanding Throughout Each Year                      1995      1994       1993      1992      1991
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR    . . . . . . . . .          $1.00     $1.00      $1.00     $1.00     $1.00
                                                                -------   -------     ------   -------   -------
INVESTMENT OPERATIONS
  Net Investment Income   . . . . . . . . . . . . . . .           .036      .026       .024      .029      .043
  Net Realized and Unrealized Gain (Loss)
      on Investments  . . . . . . . . . . . . . . . . .             --        --         --        --        --
                                                                -------   -------     ------   -------   -------
          TOTAL FROM INVESTMENT OPERATIONS    . . . . .           .036      .026       .024      .029      .043
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income  . . . . . . . .          (.036)    (.026)     (.024)    (.029)    (.043)
  Distributions from Realized Capital Gains . . . . . .             --        --         --        --        --
                                                                -------   -------     ------   -------   -------
          TOTAL DISTRIBUTIONS   . . . . . . . . . . . .          (.036)    (.026)     (.024)    (.029)    (.043)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR  . . . . . . . . . . . . .          $1.00     $1.00      $1.00     $1.00     $1.00
================================================================================================================
TOTAL RETURN    . . . . . . . . . . . . . . . . . . . .         +3.69%    +2.59%     +2.40%    +2.97%    +4.44%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Year (Millions)  . . . . . . . . . .         $1,202    $1,159     $1,006      $794      $759
Ratio of Expenses to Average Net Assets . . . . . . . .          .20%*      .19%       .19%      .24%      .24%
Ratio of Net Investment Income to
  Average Net Assets  . . . . . . . . . . . . . . . . .          3.61%     2.57%      2.37%     2.92%     4.32%
Portfolio Turnover Rate   . . . . . . . . . . . . . . .            N/A       N/A        N/A       N/A       N/A
----------------------------------------------------------------------------------------------------------------

*Effective in fiscal 1995, does not include reductions from directed brokerage and custodian fee offset arrangements. See Note C.

                         NOTES TO FINANCIAL STATEMENTS

Vanguard California Tax-Free Fund is registered under the Investment Company Act of 1940 as an open-end investment company and consists of the Insured Long-Term, Insured Intermediate-Term and Money Market Portfolios. Each Portfolio invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the State of California.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of financial statements.

1. SECURITY VALUATION: Money Market Portfolio: investment securities are stated at amortized cost which approximates market value. Other
      Portfolios: municipal bonds are valued utilizing primarily the latest bid prices or, if bid prices are not available, on the basis of valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by an independent pricing service.

2. FEDERAL INCOME TAXES: Each Portfolio of the Fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. FUTURES: The Insured Long-Term and Insured Intermediate-Term Portfolios utilize Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts to a limited extent, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk and minimizing transaction costs. The Portfolios may purchase futures contracts instead of municipal bonds when futures contracts are believed to be priced more attractively than municipal bonds. The Portfolios may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity.

      The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the Portfolios and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Fluctuations in the values of futures contracts are recorded as unrealized appreciation (depreciation) until terminated at which time realized gains (losses) are recognized. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

4. DISTRIBUTIONS: Distributions from net investment income are declared on a daily basis payable on the first business day of the following month. Annual distributions from realized gains, if any, are recorded on the ex-dividend date. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains.

5. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group, Inc. furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Trustees. At November 30, 1995, the Fund had contributed capital aggregating $285,000 to Vanguard (included in Other Assets), representing 1.4% of Vanguard's capitalization. The Fund's officers and trustees are also officers and directors of Vanguard.

C. The Fund's investment adviser may direct new issue portfolio purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Fund a portion of the underwriting fees generated. Such rebates or credits are used solely to reduce the Fund's administrative expenses. The Fund's custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest bearing custodian account. For the year ended November 30, 1995, directed brokerage and custodian fee offset arrangements reduced expenses by:

----------------------------------------------------------------------------
                             Expense Reduction
                                   (000)                    Total Expense
                      ------------------------------       Reduction as a
                      Directed           Custodian's     Percent of Average
Portfolio             Brokerage              Fees            Net Assets
----------------------------------------------------------------------------
INSURED LONG-TERM        $17                 $25                   --
INSURED
  INTERMEDIATE-TERM        8                   7                 .01%
MONEY MARKET              --                  38                   --
----------------------------------------------------------------------------

D. During the year ended November 30, 1995, purchases and sales of investment securities, other than temporary cash investments, were:


--------------------------------------------------------------
                                           (000)
                               -------------------------------
Portfolio                      Purchases                 Sales
--------------------------------------------------------------
INSURED LONG-TERM               $232,863              $192,691
INSURED INTERMEDIATE-TERM        110,270                15,395
--------------------------------------------------------------


E. At November 30, 1995, capital loss carryforwards available to offset future net capital gains were:


---------------------------------------------------------------------
                                  Expiration
                            Fiscal Year(s) Ending               Amount
Portfolio                         November 30                    (000)
----------------------------------------------------------------------
INSURED LONG-TERM                 2002-2003                    $1,098
INSURED INTERMEDIATE-TERM         2002-2003                       418
---------------------------------------------------------------------

F. At November 30, 1995, unrealized appreciation of investment securities for financial reporting and Federal income tax purposes was:

-----------------------------------------------------------------------------------
                                                       (000)
                                ---------------------------------------------------
                                                                           Net
                                Appreciated        Depreciated          Unrealized
Portfolio                        Securities         Securities         Appreciation
-----------------------------------------------------------------------------------
INSURED LONG-TERM                   $73,209              --                 $73,209
INSURED INTERMEDIATE-TERM             8,833              --                   8,833
-----------------------------------------------------------------------------------


At November 30, 1995, the aggregate settlement value of open futures contracts expiring through March 1996, and the related unrealized appreciation (depreciation) were:

------------------------------------------------------------
                                           (000)
                                 ---------------------------
                                  Aggregate     Unrealized
                                 Settlement    Appreciation
Portfolio/Futures Contracts         Value     (Depreciation)
------------------------------------------------------------
INSURED LONG-TERM
  SHORT U.S. TREASURY BOND          $52,778         $(2,255)
  SHORT MUNICIPAL BOND INDEX         10,733            (116)
INSURED INTERMEDIATE-TERM
  LONG MUNICIPAL BOND INDEX           4,329             165
  SHORT U.S. TREASURY BOND           10,985            (431)
------------------------------------------------------------

The market values of securities deposited as initial margin for open futures contracts by the Insured Long-Term and Insured Intermediate-Term Portfolios were $3,265,000 and $220,000, respectively.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees
Vanguard California Tax-Free Fund

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Insured Long-Term Portfolio, the Insured Intermediate-Term Portfolio and the Money Market Portfolio (constituting the Vanguard California Tax-Free Fund, hereafter referred to as the "Fund") at November 30, 1995, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards whic h require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103
December 29, 1995

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE, Chairman and Chief Executive Officer
Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN, President
President and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Chairman of Rhone-Poulenc Rorer Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director of The Great Atlantic and Pacific Tea Co., Alco Standard Corp., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.

BURTON G. MALKIEL, Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR., Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL, President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co. and NACCO Industries.

JAMES O. WELCH, JR., Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corp.

J. LAWRENCE WILSON, Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer; Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller; Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD GROUP OFFICERS

ROBERT A. DISTEFANO                        IAN A. MACKINNON
Senior Vice President                      Senior Vice President
Information Technology                     Fixed Income Group

JEREMY G. DUFFIELD                         F. WILLIAM MCNABB III
Senior Vice President                      Senior Vice President
Planning & Development                     Institutional

JAMES H. GATELY                            RALPH K. PACKARD
Senior Vice President                      Senior Vice President
Individual Investor Group                  Chief Financial Officer

                        THE VANGUARD FAMILY OF FUNDS

                          EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
Vanguard/Windsor Fund
Vanguard/Windsor II
Vanguard Equity Income Fund
Vanguard Quantitative Portfolios
Vanguard/Trustees' Equity Fund
  U.S. Portfolio
Vanguard Convertible
  Securities Fund

BALANCED FUNDS
Vanguard/Wellington Fund
Vanguard/Wellesley Income Fund
Vanguard STAR Portfolio
Vanguard Asset Allocation Fund
Vanguard LifeStrategy Funds

GROWTH FUNDS
Vanguard/Morgan Growth Fund
Vanguard/PRIMECAP Fund
Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
Vanguard Explorer Fund
Vanguard Specialized Portfolios
Vanguard Horizon Fund
Global Equity Portfolio
  Global Asset Allocation Portfolio
  Capital Opportunity Portfolio
  Aggressive Growth Portfolio

INTERNATIONAL FUNDS
Vanguard International
  Growth Portfolio
Vanguard/Trustees' Equity Fund
  International Portfolio

                                 INDEX FUNDS
Vanguard Index Trust
  500 Portfolio
  Total Stock Market Portfolio
  Extended Market Portfolio
  Growth Portfolio
  Value Portfolio
  Small Capitalization Stock Portfolio
Vanguard Tax-Managed Fund
Vanguard Balanced Index Fund
Vanguard Bond Index Fund
  Total Bond Market Portfolio
  Short-Term Bond Portfolio
  Intermediate-Term Bond Portfolio
  Long-Term Bond Portfolio
Vanguard International Equity
   Index Fund
  European Portfolio
  Pacific Portfolio
  Emerging Markets Portfolio

                             FIXED INCOME FUNDS
MONEY MARKET FUNDS
Vanguard Money Market Reserves
Vanguard Admiral Fund
  U.S. Treasury Money Market Portfolio

TAX-EXEMPT MONEY MARKET FUNDS
Vanguard Municipal Bond Fund
  Money Market Portfolio
Vanguard State Tax-Free Funds
  Money Market Portfolios
  (CA, NJ, OH, PA)

TAX-EXEMPT INCOME FUNDS
Vanguard Municipal Bond Fund
Vanguard State Tax-Free Funds
  Insured Longer-Term Portfolios
  (CA, FL, NJ, NY, OH, PA)

INCOME FUNDS
Vanguard Fixed Income
  Securities Fund
Vanguard Admiral Fund
Vanguard Preferred Stock Fund

                          [THE VANGUARD GROUP LOGO]

This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus. All Funds in the Vanguard Family are offered by prospectus only.

                          Vanguard Financial Center
                      Valley Forge, Pennsylvania 19482

                          New Account Information:
                              1 (800) 662-7447

                        Shareholder Account Services:
                              1 (800) 662-2739

                                 Q750-11/95


ON OUR COVER: On the evening of August 1, 1798, Lord Horatio Nelson sailed his flagship, HMS Vanguard, into Egypt's Aboukir Bay. In a night encounter, the British fleet annihilated Napoleon Bonaparte's ships of the line in what is still considered to be the most complete victory ever recorded in naval history. Our Report's cover illustration is Thomas Luny's 1830 painting, The Battle Of The Nile, in which the French flagship, L'Orient, is shown as it exploded at 10:00 p.m. under a gibbous moon.

                       VANGUARD CALIFORNIA TAX-FREE FUND
                                 EDGAR APPENDIX

This appendix describes the components of the printed version of this report that do not translate into a format acceptable to the EDGAR system.

The cover of the printed version of this report features Thomas Luny's 1830 painting "The Battle Of The Nile".

A photograph of John C. Brennan and John C. Bogle appears on the inside cover top-center.

A running head featuring a sword, helmet, gloves and battleships in the background appears at the top of pages one through five.

Line charts illustrating cumulative performance between Vanguard California Insured Long-Term Portfolio, Lehman Municipal Bond Index and Average California Insured Municipal Fund, average Annual Total Returns for the period April 7, 1986, to November 30, 1995 appears at the top of page two,

A line chart of the Month-End Yields of 30-Year Prime Municipal Bond and 90-Day MIG 1 Note for the fiscal years 1991 through 1995 appears at the upper left of page three.

A line chart illustrating cumulative performance between Vanguard California Insured Intermediate-Term Portfolio, Lehman Municipal Bond Index and Average California Intermediate Fund, average Annual Total Returns for the period March 4, 1994, to November 30, 1995 appears at the upper left of page five.

A running head featuring an hour glass, compass & telescope, and battleships in the background appears at the top of page seven.

A running head featuring ships wheel, rope and battleships in the background appears at the top of pages eight & nine.

A running head featuring open log book, pen and battleships in the background appears at the top of pages ten through twenty seven.

A running head featuring a sextant, a map, and battleships in the background appears at the top of page twenty eight.

A running head featuring birds flying and ship in the background appears at the top of the inside cover.